CRM Mid Cap Value Fund	Summary Prospectus

Investor Shares CRMMX	October 28, 2024

Institutional Shares CRIMX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.crmfunds.com/funds-overview/shareholder-resources/documents. You can also get this information at no cost by calling 800-CRM-2883 or by sending an email request to prospectus@crmllc.com. The Fund’s prospectus and statement of additional information, both dated October 28, 2024, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report to shareholders dated June 30, 2024, are incorporated by reference into this summary prospectus.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective

CRM Mid Cap Value Fund seeks long-term capital appreciation.

Fees and Expenses

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Investor	Institutional
	Shares	Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.16%	0.24%
Total Other Expenses	0.41%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.17%	1.00%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The assets of the Fund will vary based on market conditions and other factors and may vary significantly during volatile market conditions and this in turn may cause the Fund’s expense ratios to be higher or lower than those shown in this table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$119	$372	$644	$1,420
Institutional Shares	$102	$318	$552	$1,225

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell Midcap Value Index (“mid cap companies”) that are publicly traded on a U.S. securities market. The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Fund will invest will also change. As of September 30, 2024, the market capitalization range of the Russell Midcap Value Index was approximately $175.84 million to $62.61 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside.

Principal Investment Risks

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Risks of Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in mid capitalization companies. Mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological changes, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. If the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compare with those of the Russell 3000 Total Return Index and the Russell Midcap Value Total Return Index. The Russell 3000 Total Return Index is a broad-based measures of market performance. The Russell Midcap Value Total Return Index shows how the Fund’s performance compared with the returns of another index that has characteristics relevant to the Fund’s investment strategies. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2024: 12.67%

Best Quarter During the Period	Worst Quarter During the Period
Covered in the Bar Chart	Covered in the Bar Chart

22.72%	(26.46)%
For the quarter ended December 31, 2020	For the quarter ended March 31, 2020

Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	6.55%	11.59%	8.73%
After Taxes on Distributions	4.98%	9.82%	5.40%
After Taxes on Distributions and Sale of Shares	4.89%	9.10%	5.89%
Investor Shares
Before Taxes	6.39%	11.38%	8.53%
Russell 3000 Total Return Index(1)
(reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell Midcap Value Total Return Index(1)
(reflects no deduction for fees, expenses or taxes)	12.71%	11.16%	8.26%

(1)	Effective July 24, 2024, the Fund adopted the Russell 3000 Total Return Index as its primary benchmark index consistent with applicable regulatory requirements for comparison of the Fund’s performance to the performance of a broad-based securities market index. Prior to that date, the Fund’s primary benchmark was the Russell Midcap Value Total Return Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

Investment Adviser

Cramer Rosenthal McGlynn, LLC.

Portfolio Manager

Robert Maina and Kevin M. Chin jointly lead the team that is responsible for the day-to-day management of the Fund. Mr. Maina has served as a portfolio manager of the Fund since 2023. Mr. Chin has served as a portfolio manager of the Fund since 2024.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open at the Fund’s net asset value next determined after receipt of your request in good order.

The minimum initial investment in the Fund is $2,500 ($1,000 for individual retirement accounts or automatic investment plans) for Investor Shares and $1,000,000 for Institutional Shares. The minimum additional investment for direct investors in the Fund’s Investor Shares is $50. Your financial intermediary may impose higher investment minimums. There is no minimum amount for additional investments in Institutional Shares.

You may purchase or redeem Fund shares by contacting your financial intermediary or, if you hold your shares directly with the Fund, by contacting the Fund’s transfer agent, Ultimus Fund Solutions, LLC.

(i)	in writing at:

	Regular Mail	Overnight Mail
	CRM Funds	CRM Funds
	c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
	P.O. Box 541150	4221 N. 203rd Street, Suite 100
	Omaha, Nebraska 68154-9150	Elkhorn, Nebraska 68022

(ii)	by telephone at 800-CRM-2883

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains, and it is generally a taxable event for you if you redeem, sell or exchange Fund shares, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.